UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2003

Affiliated Computer Services, Inc.
 (Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	0-24787 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue, Dallas, Texas (Address of principal executive offices)	75204 (Zip code)

Registrant’s telephone number including area code: (214) 841-6111

Not Applicable
(Former name or former address if changed from last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Transcript of Fiscal Year 2004 1st Quarter
EX-99.2 Slide Presentation

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Transcript of Fiscal Year 2004 First Quarter Earnings Conference Call webcast on October 21, 2003.

99.2	Slide presentation appearing on Company’s website in connection with earnings release conference call on October 21, 2003

ITEM 9. REGULATION FD DISCLOSURE.

     On October 21, 2003, Affiliated Computer Services, Inc. (the “Company”) held a Fiscal Year 2004 First Quarter Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during that call and the question and answers following the presentation attached as Exhibit 99.1 and the slides presented during that call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     Statements contained in the Exhibits to this Form 8-K about the Company’s outlook and all other statements therein other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors, especially the finalization of the pending divestiture and acquisition transactions discussed in the Exhibits; the timing and magnitude of technological advances; the performance of recently acquired businesses; the prospects for future acquisitions; the possibility that a current customer could be acquired or otherwise be affected by a future event that would diminish their information technology business process services requirements; the competition in the

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information technology industry or business process services business and the impact of such competition on pricing, revenues and margins; the degree to which business entities continue to outsource information technology and business processes; uncertainties surrounding budget reductions or changes in funding priorities or existing government programs and the cost of attracting and retaining highly skilled personnel. These factors, when applicable, are discussed in the Company’s filings with the Securities and Exchange Commission, including the most recent Form 10-Q and Form 10-K, a copy of which may be obtained through the Company without charge. ACS disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

	By:	/s/ WARREN D. EDWARDS

Name: Warren D. Edwards
Title: Executive Vice President and
Chief Financial Officer

Date: October 21, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Transcript of Fiscal Year 2004 First Quarter Earnings Conference Call webcast on October 21, 2003.

99.2	Slide presentation appearing on Company’s website in connection with earnings release conference call on October 21, 2003.

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